American Funds Developing World Growth and Income FundSM Summary prospectus November 1, 2013

Class A	B	C	F-1	F-2	529-A	529-B	529-C
DWGAX	DWGBX	DWGCX	DWGFX	DWGHX	CDWAX	CDWBX	CDWCX

529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
CDWEX	CDWFX	RDWAX	RDWBX	RDWCX	RDWEX	RDWFX	RDWGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/ prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated November 1, 2013, are incorporated by reference into this summary prospectus.

Investment objective

The fund’s investment objective is to provide long-term growth of capital while providing current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 28 of the prospectus and on page 52 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none
Maximum annual account fee (529 share classes only)	$10	$10	$10	$10	$10	N/A

American Funds Developing World Growth and Income Fund / Summary prospectus 1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	0.25	none	0.25	1.00	1.00
Other expenses[2]	0.33	0.36	0.37	0.32	0.30	0.43	0.48	0.44
Total annual fund operating expenses	1.43	2.21	2.22	1.42	1.15	1.53	2.33	2.29
Expense reimbursement[3]	0.04	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Total annual fund operating expenses after expense reimbursement	1.39	2.17	2.18	1.38	1.11	1.49	2.29	2.25

	529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.50	0.00	1.00	0.75	0.50	0.25	none	none
Other expenses[2]	0.39	0.41	0.33	0.64	0.38	0.31	0.28	0.23
Total annual fund operating expenses	1.74	1.26	2.18	2.24	1.73	1.41	1.13	1.08
Expense reimbursement[3]	0.04	0.04	0.04	0.04	0.04	0.04	0.04	0.04
Total annual fund operating expenses after expense reimbursement	1.70	1.22	2.14	2.20	1.69	1.37	1.09	1.04
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	Based on estimated amounts for the fiscal year ending November 30, 2014.
[3]	The investment adviser is currently reimbursing a portion of the other expenses for each share class. This reimbursement will be in effect through at least February 1, 2015, unless modified or terminated by the fund’s board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

American Funds Developing World Growth and Income Fund / Summary prospectus 2

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years
A	$708	$ 998
B	720	1,087
C	321	690
F-1	140	445
F-2	113	361
529-A	738	1,066
529-B	752	1,162
529-C	348	750
529-E	193	583
529-F-1	144	435
R-1	217	678
R-2	223	696
R-3	172	541
R-4	139	442
R-5	111	355
R-6	106	340

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years
B	$220	$687
C	221	690
529-B	252	762
529-C	248	750

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results.

American Funds Developing World Growth and Income Fund / Summary prospectus3

Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its assets in securities that are (1) issued by companies in developing countries; (2) principally traded in the securities markets of developing countries; (3) denominated in developing country currencies; or (4) issued by companies deemed to be suitable for investment by the fund because they have significant economic exposure to developing countries. In determining whether a country is a developing country, the fund’s investment adviser will consider, among other things, whether the country is generally considered to be a developing country by the international financial community, the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of the country’s gross domestic product, and the overall regulatory environment of the country, including the presence of government regulation limiting or banning foreign ownership and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. For example, the investment adviser currently expects that most countries included in any one of the Morgan Stanley Capital Index (MSCI) emerging markets indices will be treated as developing countries.

The fund may invest in securities of any company, regardless of where it is domiciled, if the fund’s investment adviser determines that the company has significant economic exposure to a developing country. An issuer will be deemed to have significant economic exposure to a developing country if at least 50% of its assets are located in a developing country or at least 50% of its total revenues or profits are derived, or, in the opinion of the investment adviser, are expected to be derived, from goods or services produced or sold in a developing country.

The fund is designed for investors seeking both capital appreciation and income. As a general matter, the fund may invest in a broad range of securities, including both growth- and income-oriented stocks and debt securities. In pursuing its objective, however, the fund focuses on stocks of companies with strong earnings that pay dividends. The investment adviser believes that these stocks will be more resistant to market declines than stocks of companies that do not pay dividends.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

American Funds Developing World Growth and Income Fund / Summary prospectus 4

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

American Funds Developing World Growth and Income Fund / Summary prospectus 5

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

Because the fund does not yet have a full calendar year of investment operations, information regarding investment results is not available as of the date of this prospectus.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Shaw B. Wagener Vice Chairman and President	Less than 1 year (since the fund’s inception)	Senior Vice President – Capital International Investors
Noriko H. Chen Senior Vice President	Less than 1 year (since the fund’s inception)	Senior Vice President – Capital International Investors
F. Chapman Taylor Senior Vice President	Less than 1 year (since the fund’s inception)	Senior Vice President – Capital International Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

American Funds Developing World Growth and Income Fund / Summary prospectus 6

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-100-1113P Litho in USA CGD/RRD/10303	Investment Company File No. 811-22881

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	PATRICK F. QUAN
PATRICK F. QUAN
SECRETARY